UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 5, 1998



                      ENVIRONMENTAL DEVELOPMENT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             NEVADA                33-55254-35                87-0500742
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(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)



3098 So. Highland Drive, Suite 460, Salt Lake City, Utah                  84106
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(Address of principal executive offices)                             (Zip Code)



                                 (801) 485-7775
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               Registrant's telephone number, including area code

ITEM 1 - Changes in Control of Registrant.

1.       Persons Acquiring Control:
         a.       Specialty Coatings Ltd., an Alberta, Canada corporation
         b. Mike McCarthy Construction Ltd., a British Columbia, Canada corporation
         c. B.C. Thermal Dynamic Coatings Ltd., a British Columbia, Canada corporation
         d. West Kootnay Lite-Form Ltd., a British Columbia, Canada corporation

2.       Amount  and  Source  of Consideration:   100% of the outstanding common
         stock of all of the corporations named in subparagraphs(1)(a-d), above.

3. Basis of Control: The acquiring persons own 70% of all of Registrant's outstanding voting common stock.

4. Date and Description of Transaction: The acquisition of control occurred on February 5, 1998, through a reverse merger (all common stock of acquiring persons was transferred to Registrant solely in exchange for a part of Registrant's voting common stock) pursuant to Internal Revenue Code Section 368(a)(1)(B).

5.       Percentage of Voting Securities Acquired:    70% of Registrant's voting
         securities.

6.       Identity of Person from Whom Control  Was  Acquired:    Capital General
         Corporation, a Utah corporation.

7. Arrangements for Election of New Directors: Simultaneously, Krista Nielson and Sasha Belliston, the directors of the Company, resigned and Arnie Gustafson, Wilford Walker and Marilyn Auriat were elected to the Board of Directors of the Company, resulting in effective control of the Company passing to the new board of directors.


ITEM 2 - Acquisition or Disposition of Assets.

1.       Date and Manner of Acquisition: See paragraph (4) of Item 1, above.

2.       Significant Assets Acquired: Rights to various patents pending, product
         designs,  and  other  research   and   development   work-product   and
         information.

3.       Nature and Amount of  Consideration  Given:   2,800,000 shares (70%) of
         Registrant's outstanding voting common stock.

4. Identity of Persons from Whom Assets Acquired: See subparagraphs (1) (a-d) of Item 1, above.

ITEM 7 - Financial Statements and Exhibits.

         The financial statements and pro forma financial information required to be submitted with this Form 8-K shall be filed by amendment within 60 days from the date that this Form is required to be filed.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Environmental Development Corporation, by:


Dated:  February 18, 1998          s\ Arnie Gustafson
                                 -----------------------------------------
                                 Arnie Gustafson, President and Director